SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  June 16, 2005

Wells Fargo Financial Auto Owner Trust 2005-A
(Exact name of registrant as specified in its charter)
Delaware	333-119047	51-6566803
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Wilmington Trust Company Rodney Square North, 1100 North Market Street Wilmington, Delaware 19890-0001
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (302) 651-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

On or about June 16, 2005, Wells Fargo Financial Receivables, LLC transferred certain motor vehicle retail installment sale contracts (the “Receivables”) to ACE Securities Corp. (the “Seller”) and the Seller transferred the Receivables to Wells Fargo Financial Auto Owner Trust 2005-A (the “Trust”).  The Trust granted a security interest in the Receivables to JPMorgan Chase Bank, N.A., and issued Asset Backed Notes in the aggregate original principal amount of $1,000,000,000 (the “Notes”). This Current Report on Form 8-K is being filed to file execution copies of the Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Administration Agreement, Subservicing Agreement, Sale Agreement, Transfer Agreement, Purchase Agreement and Underwriting Agreement executed in connection with the issuance of the Notes.

Item 9.01.

Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

Item 601(a) of Regulation S-K

Exhibit No.

Description

4.1

Amended & Restated Trust Agreement, between ACE Securities Corp. and Wilmington Trust Company, dated as of June 16, 2005.

4.2

Indenture, between the Trust and JPMorgan Chase Bank, N.A., dated as May 31, 2005.

4.3

Sale and Servicing Agreement, among the Trust, ACE Securities Corp., Wells Fargo Financial, Inc., and JPMorgan Chase Bank, N.A., dated as May 31, 2005.

4.4

Administration Agreement, among the Trust, Wells Fargo Financial, Inc., and JPMorgan Chase Bank, N.A., dated as May 31, 2005.

4.5

Subservicing Agreement, among Wells Fargo Financial, Inc., and Wells Fargo Financial Acceptance, Inc., dated as May 31, 2005.

10.1

Sale Agreement, among Wells Fargo Financial Acceptance, Inc., and Wells Fargo Financial Receivables, LLC, dated as May 31, 2005.

10.2

Transfer Agreement, among certain affiliates of Wells Fargo Financial Acceptance, Inc., and Wells Fargo Financial Acceptance, Inc., dated as May 31, 2005.

10.3

Purchase Agreement, between Wells Fargo Financial Receivables, LLC and ACE Securities Corp., dated as May 31, 2005.

10.4

Underwriting Agreement, among ACE Securities Corp. and Deutsche Bank Securities Inc., dated as May 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO FINANCIAL, INC.

By: /s/ Steven N. Owenson

Steven N. Owenson

Treasurer

Dated:  June 22, 2005

INDEX TO EXHIBITS

Exhibit No.

Description

4.1

Amended & Restated Trust Agreement, between ACE Securities Corp. and Wilmington Trust Company, dated as of June 16, 2005.

4.2

Indenture, between the Trust and JPMorgan Chase Bank, N.A., dated as May 31, 2005.

4.3

Sale and Servicing Agreement, among the Trust, ACE Securities Corp., Wells Fargo Financial, Inc., and  JPMorgan Chase Bank, N.A., dated as May 31, 2005.

4.4

Administration Agreement, among the Trust, Wells Fargo Financial, Inc., and JPMorgan Chase Bank, N.A., dated as May 31, 2005.

4.5

Subservicing Agreement, among Wells Fargo Financial, Inc., and Wells Fargo Financial Acceptance, Inc., dated as May 31, 2005.

10.1

Sale Agreement among Wells Fargo Financial Acceptance, Inc., and Wells Fargo Financial Receivables, LLC, dated as May 31, 2005.

10.2

Transfer Agreement among certain affiliates of Wells Fargo Financial Acceptance, Inc., and Wells Fargo Financial Acceptance, Inc., dated as May 31, 2005.

10.3

Purchase Agreement, between Wells Fargo Financial Receivables, LLC and ACE Securities Corp., dated as May 31, 2005.

10.4

Underwriting Agreement, among ACE Securities Corp. and Deutsche Bank Securities Inc., dated as May 31, 2005.